UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

REACHLOCAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34749	20-0498783
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

21700 Oxnard Street, Suite 1600, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 274-0260

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 27, 2012, ReachLocal, Inc. (the “ReachLocal”) and ARI - International Business Park, LLC, ARI - IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC (collectively, “Landlord”), entered into a fifth lease amendment (the “6400 Amendment”), effective as of November 27, 2012, amending the previously disclosed lease agreement between ReachLocal and CB Parkway Business Center, Ltd. (predecessor-in-interest to Landlord), dated June 2, 2006, with respect to ReachLocal’s offices at 6400 International Parkway, Plano, Texas 75093.

Also on November 27, 2012, ReachLocal and Landlord entered into a fourth lease amendment (the “6504 Amendment”), effective as of November 27, 2012, amending the previously disclosed lease agreement between ReachLocal and Landlord, dated February 2, 2010, with respect to ReachLocal’s offices at 6504 International Parkway, Plano, Texas 75093.

Each amendment extends the end of the term of the respective lease agreement by six months, from January 31, 2014 to July 31, 2014. During the extension term, the monthly rental rate is $48,917 under the 6400 Amendment and $90,219 under the 6504 Amendment. In addition, ReachLocal will continue to pay its share of the operating expenses and property taxes of each premises.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.01
Fifth Amendment to Lease Agreement, dated November 27, 2012,  among ARI - International Business Park, LLC, ARI - IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC, acting by and through Billingsley Property Services, Inc., as agent for Landlord, and ReachLocal, Inc.

99.02
Fourth Amendment to Lease Agreement, dated November 27, 2012,  among ARI - International Business Park, LLC, ARI - IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC, acting by and through Billingsley Property Services, Inc., as agent for Landlord, and ReachLocal, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2012	REACHLOCAL, INC.
	By:	/s/ Ross G. Landsbaum
Ross G. Landsbaum
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.01
Fifth Amendment to Lease Agreement, dated November 27, 2012,  among ARI - International Business Park, LLC, ARI - IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC, acting by and through Billingsley Property Services, Inc., as agent for Landlord, and ReachLocal, Inc.

99.02
Fourth Amendment to Lease Agreement, dated November 27, 2012,  among ARI - International Business Park, LLC, ARI - IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC, acting by and through Billingsley Property Services, Inc., as agent for Landlord, and ReachLocal, Inc.